Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events:
Subsequent Events

Note 21. Legal Proceedings and Subsequent Events

On March 30, 2011, the Company filed a lawsuit pending in Patent Court of Korea against Duruwel Co., Ltd. relating to a patent infringement. While the Company believes that the ultimate resolution of this pending action will be favorable to the Company, financial positions or cash flows, litigation is subject to inherent uncertainties.

On August 8, 2011, the Company filed a lawsuit against Dae Yang Medical Co., Ltd. in District Court of Korea, Seoul, alleging infringement of patent right. This case returned a verdict in favor of the plaintiff and against the Company. The judgment was entered on the verdict by the court dismissing the claims on April 4, 2011. Subsequently, the Company filed an appeal on April 16, 2012. In the opinion of management, these matters are not expected to have a significant effect on the Company's financial position or results of operations.

Pursuant to NASD Rule 6530(e), any issuer listed on the Over-the-counter Bulletin Board (the “OTCBB”), which is where the common stock of the Company was listed, if that issuer is delinquent in its reporting obligation under SEC rules and regulation three times in a 24-month period, then that issuer is ineligible for quotation on the OTCBB for a period of one (1) year.  The Company received a letter from the Financial Industry Regulatory Authority (“FINRA”) that due to this the Company’s common stock would be removed from quotation on the OTCBB effective May 25, 2012 for a period of one year.  The Company’s common stock is now traded on the Pink Sheets.